UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OPENLANE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(I)(1) and 0-11.

OPENLANE, INC.
11299 NORTH ILLINOIS STREET, SUITE 500
CARMEL, IN 46032

V74155-P29924

Your **Vote** Counts!

OPENLANE, INC.

2025 Annual Meeting
Vote by June 5, 2025
11:59 PM ET



You invested in OPENLANE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 6, 2025.**

Get informed before you vote

View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 6, 2025
9:00 a.m., EDT

Virtually at:
www.virtualshareholdermeeting.com/KAR2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V74156-P29924 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of the director nominee designated by the Apax Investor. Nominee: 1a. Roy Mackenzie For 2. Election of the other director nominees. Nominees: 2a. Randolph Altschuler For 2b. Carmel Galvin For 2c. J. Mark Howell For 2d. Stefan Jacoby For 2e. Peter Kelly For 2f. Michael T. Kestner For 2g. Sanjeev Mehra For 2h. Mary Ellen Smith For 3. To approve, on an advisory basis, executive compensation. For 4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2025. For

OPENLANE, INC.
11299 NORTH ILLINOIS STREET, SUITE 500
CARMEL, IN 46032

V74157-P29924

Your **Vote** Counts!

OPENLANE, INC.

2025 Annual Meeting
Vote by June 5, 2025
11:59 PM ET



You invested in OPENLANE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 6, 2025.**

Get informed before you vote

View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 6, 2025
9:00 a.m., EDT

Virtually at:
www.virtualshareholdermeeting.com/KAR2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V74158-P29924 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 2. Election of the other director nominees. Nominees: 2a. Randolph Altschuler For 2b. Carmel Galvin For 2c. J. Mark Howell For 2d. Stefan Jacoby For 2e. Peter Kelly For 2f. Michael T. Kestner For 2g. Sanjeev Mehra For 2h. Mary Ellen Smith For 3. To approve, on an advisory basis, executive compensation. For 4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2025. For